Business Combination	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Business Combination

Note 10—Business combinations

On August 31, 2016, the Company acquired Runbook Company B.V., a Netherlands-based provider of licensed financial close automation software and integration for SAP customers, or Runbook, which the Company refers to as the “Runbook Acquisition.” The primary purpose of the Runbook Acquisition was to enhance our position as a leading provider of software solutions to automate the financial close process for SAP customers and secondarily it supports our European expansion strategy.

The following table presents the Company’s unaudited pro forma information for the three months ended March 31, 2016 as if the acquisition occurred on January 1, 2015 (in thousands):

Three Months Ended March 31, 2016
Pro forma total revenues	$28,291
Pro forma net loss	(9,800)
Pro forma net loss per share, basic and diluted	(0.24)

The pro forma results reflect certain adjustments for the depreciation and amortization of the fair value of the intangible assets acquired and related tax adjustments. Such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the date indicated, nor is it indicative of the future operating results of the Company.

Note 4—Business combination

On August 31, 2016, the Company acquired all the issued and outstanding capital stock of Runbook, a Netherlands-based provider of financial close automation software and integration solutions for SAP. The purpose of the acquisition was to enhance the Company’s position as a leading provider of software solutions to automate the financial close process for SAP customers and supports the Company’s European expansion strategy. The acquisition has been accounted for as a business combination under GAAP.

The total purchase consideration was approximately $34.1 million, subject to a final working capital adjustment, which was paid in cash. Upon the finalization of the working capital adjustment, the amount of the purchase price allocated to goodwill may change. A portion of the purchase price totaling $3.1 million, was paid into escrow for indemnification obligations relating to potential breach of representations and warranties of the sellers and any amounts remaining in escrow after satisfaction of any resolved claims, will be released from escrow on the one-year anniversary of the acquisition. Acquisition-related costs incurred by the Company of approximately $1.6 million were expensed as incurred and are included in general and administrative expenses in the consolidated statements of operations.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the date of the acquisition (in thousands):

Total cash consideration to selling shareholders	$34,052

Assets acquired and liabilities assumed
Cash and cash equivalents	2,564
Accounts receivable	2,518
Prepaid expenses and other current assets	718
Property and equipment	427
Intangible assets	9,790
Accounts payable	(285)
Accrued expenses and other current liabilities	(376)
Deferred revenue	(501)
Net deferred income tax liabilities	(2,787)

Net assets	12,068

Goodwill	$21,984

The Company believes the amount of goodwill resulting from the acquisition is primarily attributable to expected synergies from assembled workforce, an increase in development capabilities, increased offerings to customers, and enhanced opportunities for growth and innovation. The goodwill resulting from the acquisition is not tax deductible.

To determine the estimated fair value of intangible assets acquired, the Company engaged a third-party valuation specialist to assist management. The fair value measurements of the intangible assets were based primarily on significant unobservable inputs and thus represent a Level 3 measurement as defined in ASC 820. The acquired intangible asset categories, fair value and amortization periods, were as follows:

	Amortization Period	Fair Value (in thousands)
Trade name	1 year	$20
Developed technology	8 years	5,710
Non-compete agreements	2 years	180
Customer relationships	10 years	3,880

		$9,790

The weighted average lives of intangible assets at the acquisition date was 8.7 years.

Unaudited Pro forma information

The following table presents the Company’s unaudited pro forma information for the years ended December 31, 2016 and 2015 as if the acquisition occurred on January 1, 2015 (in thousands):

	Year Ended December 31,
	2016	2015
Pro forma total revenues	$128,196	$88,303
Pro forma net loss	(39,000)	(28,161)
Pro forma net loss per share, basic and diluted	(0.92)	(0.69)

The pro forma results reflect certain adjustments for the depreciation and amortization of the fair values of the intangible assets acquired, adjustments to revenue resulting from the fair value adjustment to deferred revenue, acquisition-related costs, and related tax adjustments. Such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the date indicated, nor is it indicative of the future operating results of the Company.

The total amount of Runbook revenue and net loss included in the Company’s consolidated results of operations from the date of acquisition to December 31, 2016 was $0.8 million and $1.7 million, respectively.